Liquidity, Financial Condition and Management's Plans	3 Months Ended
Mar. 31, 2015
Liquidity, Financial Condition and Management's Plans

Note 2. Liquidity, Financial Condition and Management’s Plans

The Company incurred a loss of $11.6 million for the quarterly period ended March 31, 2015 and has an accumulated deficit of approximately $82.0 million from having incurred losses since its inception. The Company’s current period loss includes approximately $9.2 million of non-cash charges relating to the fair value of derivative liabilities and approximately $0.4 million of stock based compensation. The Company has approximately $9.0 million of working capital at March 31, 2015 but used approximately $1.8 million of cash in its operating activities during the period. The Company has financed its operations principally through issuances of debt and equity securities. The Company completed its IPO on November 18, 2014 upon the issuance of 1,650,000 units, each of which consisted of one share of common stock, one Series A Warrant and one Series B Warrant, at an offering price of $6.50 per unit and received net proceeds of $8.0 million, after deducting underwriting discounts and commissions and IPO related expenses. The Series A Warrants are registered securities that are freely tradable on the NASDAQ. The Series B Warrants have variable settlement provisions (see Note 6). On March 5, 2015 the Company received approximately $3.8 million as a result of Series B Warrant holders exercising warrants to purchase shares of the Company’s Common Stock (the “Private Transaction”). In addition, on March 6, 2015 the Company received approximately $0.2 million as a result of Series A Warrant holders exercising warrants to purchase shares of the Company’s Common Stock. On March 31, 2015 the Company received $12 thousand from the exercise of stock options. Management believes that the Company has sufficient capital resources to sustain operations through at least May 5, 2016.

The Company expects to continue incurring losses for the foreseeable future and may be required to raise additional capital to pursue its product development initiatives and penetrate markets for the sale of its products. The Company cannot provide any assurance that it will raise additional capital. Management believes that the Company has access to capital resources through possible public or private equity offerings, debt financings, corporate collaborations or other means; however, the Company has not secured any commitment for new financing at this time nor can it provide any assurance that new financing will be available on commercially acceptable terms, if at all. If the Company is unable to secure additional capital, it may be required to curtail its development of new products and take additional measures to reduce costs in order to conserve its cash in amounts sufficient to sustain operations and meet its obligations. These measures could cause significant delays in the Company’s efforts to commercialize its products, which is critical to the realization of its business plan and the future operations of the Company.